SUPPLEMENT DATED APRIL 9, 2009
TO THE CLASS A, B, AND C PROSPECTUS
FOR PRINCIPAL FUNDS, INC.
DATED MARCH 1, 2009

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

RISK/RETURN SUMMARY

DIVERSIFIED INTERNATIONAL FUND

Replace the Average Annual Total Returns table with the following:

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	5 Years	Life of Fund
Class A (before taxes)	-49.51	1.71	-0.74
(after taxes on distributions)(2)	-49.47	0.72	-1.35
(after taxes on distributions and sale of shares)(2)	-31.78	1.89	-0.37
Class B	-49.71	1.87	-0.63
Class C	-47.40	2.21	-0.67
MSCI ACWI Ex-US Index(3)	-45.53	2.56	1.09
Morningstar Foreign Large Blend Category Average	-43.99	1.21	-0.93

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for
Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the R-3 Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the R-3 Class shares. R-3 Class shares were first sold on December 6, 2000.
(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their
Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses, or taxes.
For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

SHORT-TERM BOND FUND Replace the Average Annual Total Returns table with the following: Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2008	1 Year	5 Years	Life of Fund
Class A (before taxes)	-15.80%	-1.42%	1.21%
(after taxes on distributions)(2)	-17.35	-2.86	-0.35
(after taxes on distributions and sale of shares)(2)	-10.17	-1.95	0.17
Class C	-15.44	-1.80	0.68
Barclays Capital Government/Credit 1-3 Index(3)	4.97	3.80	4.60
Morningstar Short-Term Bond Category Average	-4.23	1.23	2.71

(1)	Class A shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A and
C shares, for the periods prior to those dates, are based on the performance of the R-3 Class shares adjusted to reflect the fees and expenses of Class A and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the R-3
Class shares. R-3 Class shares were first sold on December 6, 2000.
(2)	After-tax returns are shown for Class A shares only and would be different for Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses, or taxes.
For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”